SCIENTURE HOLDINGS, INC.


10.0 μm

Investor Presentation
October 2024

NASDAQ: SCNX

Safe Harbor Statement

The information set forth herein contains forward-looking statements within the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like "will", "may," "can," "could," "should," "predict," "aim," "potential," "continue," "opportunity," "intend," "goal," "estimate," "expect," "expectations," "project," "projections," "plans," "anticipates," "believe," "think," "confident," "scheduled," or similar expressions, or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Readers should not place undue reliance on these forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors (some of which are beyond our control), which may cause the results of Scienture Holdings, Inc (the "Company"), its divisions and concepts to be materially different from those expressed or implied in such statements. These risks include: risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; risks associated with our operations not being profitable; the commercial viability of new business lines, applications, products and technologies, and the costs of such items; the adoption of the Company's product offerings; claims relating to alleged violations of intellectual property rights of others; technical problems with our websites, apps and products; risks relating to implementing our acquisition strategies; challenges to the pharmaceutical supply chain; our ability to manage our growth; negative effects on our operations associated with the opioid pain medication health crisis; regulatory and licensing requirement risks; risks related to changes in the U.S. healthcare environment; the status of our information systems, facilities and distribution networks; risks associated with the operations of our more established competitors; regulatory changes; new competitors which may have more resources than we do; increases in direct to consumer sales of drugs; healthcare fraud; economic downturns and increased inflation and possible recessions caused thereby; changes in laws or regulations relating to our operations; privacy laws; system errors; dependence on current management; our growth strategy; dilution which may be caused by future offerings; increased inflation and interest rates, including the increased costs of raising funding as a result thereof; supply chain issues caused by among other things, recessions and global conflicts; and others that are included from time to time in filings made by the Company with the Securities and Exchange Commission ("SEC"), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks and other filings with the SEC, available at the SEC's website at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company's business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

The information set forth herein does not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

Use of Non-GAAP Financial Information

This presentation discusses "EBITDA" (net income (loss) attributable to the Company before interest, taxes, depreciation and amortization) and "Adjusted EBITDA" (EBITDA before stock-based compensation expense, bad debt recovery, bad debt write-off, gain on disposal of asset, litigation expenses, loss (gain) on inventory investment and loss (gain) on impairment of goodwill). These measurements are not recognized in accordance with generally accepted accounting principles (GAAP) and should not be viewed as an alternative to GAAP measures of performance. EBITDA and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA and Adjusted EBITDA do not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, working capital needs; and EBITDA and Adjusted EBITDA do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. Although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements. Additionally, other companies in our industry may calculate EBITDA and Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure. See appendix for reconciliation of these amounts to GAAP.

About SCIENTURE HOLDINGS, INC.

SCIENTURE HOLDINGS, Inc is a comprehensive pharmaceutical product company focused on providing enhanced value to patients, physicians and caregivers by offering novel specialty products to satisfy unmet market needs. Our products in development are across therapeutic areas, indications and cater to different market segments and channels.

- **Enhanced Value:** Addressing underserved patients and indications through novel product concepts and innovation
- **Deep Expertise:** R&D, Product Development Research and Manufacturing know-how; Unique product pipeline and focused therapeutic area strategy
- **Robust Commercial Operations:** Complete suite of Sales and Marketing to include Branding, Promotion, Market Access and Distribution
- **Accomplished leadership and management team:** with many years of multidisciplinary experience and deep market knowledge
- **Disruptive Innovation:** Significantly lowers drug and health services costs utilizing our proprietary technology platforms
- **Strategic Infrastructure:** Well-developed, synergistic divisions ready for growth

SCIENTURE HOLDINGS, INC. (NASDAQ:SCNX)	
Share Price[1]	$7.12
Market Cap[1]	$61.1 million
Pro forma Net Income[2]	$13.5 million
Pro forma Net Income per Share[2]	$8.89
Pro forma Cash[3]	$7.8 million
Pro forma Debt[3]	$1.7 million
Shares O/S[1]	8,576,795
Float [1]	990.7k shares

1) As of 10/04/24
2) YTD Jun 2024
3) As of 06/30/24

Divisions of SCIENTURE HOLDINGS

Specialty Pharmaceuticals, Pharmaceutical distributor & Supporting Subsidiaries

DTC

Specialty Brand Pharmaceuticals

scienture™
Prioritizing Patients. Improving Outcomes



B2B

Rx Distributor

INTEGRA PHARMA SOLUTIONS

Specialty Pharmaceuticals

Value-added brand product portfolio developed by employing unique technology concepts that bring enhanced value to patients, caregivers and healthcare systems. Our products are across therapeutics areas and cater to different market segments. Our strategic capabilities are across R&D, Manufacturing, Sales and Marketing and Commercial Operations.

Distribution and Logistics

Robust procurement technology platform that delivers a lower cost and transparent procurement process for independent pharmacists and clinics compared to industry norms. Offer corresponding marketplace solution to manufacturers and distributors to further lower cost and increase pharmaceutical access.

1) Pie slices not representative of revenue mix between subsidiaries

Executive Management



Suren Ajjarapu
Chairman &
CEO

Mr. Ajjarapu has served as Chairman of the Board, CEO and Secretary since the acquisition of TRxADE Group, Inc. He is also CEO of Aesther Healthcare Acquisition Corp. (NASDAQ: "AEHA"). Mr. Ajjarapu obtained an MBA from the University of South Florida and is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel,
President, COO
and Interim CFO

Mr. Patel has served as our President and COO, since the acquisition of TRxADE Group. Mr. Patel is a registered pharmacist and pharmaceutical consultant many years of experience in retail pharmacy and logistics. Mr. Patel graduated obtained his Masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Shankar Hariharan
CEO
Scienture, LLC

Dr. Hariharan has over 35 years of industry experience leading Scientific Affairs and Commercialization of brand products. He has founded and has held board positions in several branded and specialty pharmaceutical companies. Dr. Hariharan obtained his Ph.D. in Pharmaceutical Sciences at Northeastern University in Boston, Massachusetts.



Narasimhan Mani
President
Scienture, LLC

Dr. Mani has more than 25 years of experience in Executive Leadership roles, inclusive of Board positions in specialty and brand companies. Dr. Mani obtained his Ph.D. in Pharmaceutics, from the University of Georgia and MBA, from Columbia Business School, NY. He is the recipient of the "2021 Outstanding 50 Asian Americans in Business" Award, in September 2021.



Rahul Surana
EVP and COO
Scienture, LLC

Dr. Surana has more than 20 years of experience working on business development, scientific due- diligence, project management, and product development roles across brand and generic companies. Dr. Surana obtained his Ph.D. in Pharmaceutics from the University of Minnesota and MBA from the Stonybrook University (SUNY).

SPECIALTY PHARMACEUTICALS

scienture™

Prioritizing Patients. Improving Outcomes

About Scienture, LLC

Specialty pharmaceutical company with an innovative portfolio of brand products

- **A wholly owned subsidiary of SCIENTURE HOLDINGS, Inc. (NASDAQ: SCNX)**
  - Scienture, Inc. ("Scienture") announced the closing of a business combination with TRxADE HEALTH, INC. ("TRxADE") (Nasdaq: MEDS) in an all-stock transaction valued at $103M on July 26, 2024, to form Scienture, LLC as a fully owned subsidiary of TRxADE. TRxADE Health Inc. subsequently changed its name to Scienture Holdings, Inc.

- **Mission to bring enhanced value by addressing underserved patients and indications through our novel product concepts**

- **A fully fitted specialty company with a robust end to end platform consisting of:**
  - Deep R&D, Science and Manufacturing know-how
  - Strategic Product ideas and focused therapeutic area strategy
  - Robust S&M and Commercial Operations capabilities
  - Differentiated product portfolio and key upcoming commercial launches

- **Accomplished leadership and management team with many years of multidisciplinary experience and deep market knowledge; Highly capable of running a successful company**

Product Portfolio*

Near Term Commercial and Focused Pipeline in Development**

Indication	Formulation Development	Animal Studies	Human Studies: Phase I	Human Studies: Phase 2	Human Studies: Phase 3	NDA/BLA Submission Timeline	Anticipated Launch	Projected Market Opportunity
SCN-102 – CVS/Hypertension Oral solution/suspension for geriatric/pediatric use	■	■	■	■	■	NDA filed Oct 2023	Approval Q4 2024 Launch Q1 2025	$50 MM
SCN-104 – CNS/Pain Drug device combination for convenient self injection	■	■				Q1 2026	Q4 2026	$90 MM
SCN-106 – CVS Bio-similar product for hospital use	■					Q2 2027	Q2 2028	$125 MM
SCN-107 – CNS/Pain Long-acting injection for post operative care	■	■				Q4 2028	Q4 2029	$300 MM

*** - Internal leadership and oversight of product development and target product profile concepts which are executed through strategic partnerships with technology providers, CROs and CMOs.**

**** - Expansion of the commercial portfolio and pipeline through Business Development and Licensing Efforts is actively being pursued with several product opportunities under evaluation**

Commercial Go To Market Capabilities

Experienced internal leadership team managing all aspects of Product Launches

Sales (CSO Partner)	• Field Teams, Virtual Reps and Digital Omnichannel Marketing • Territory Mapping and HCP Segmentation • Regional focus and top decile coverage
Marketing	• Primary Research, Payer Value Proposition • Logo Development, Product Website, Package Design • Formulary Kit, Digital Ads, Social Media, Promotional Material • Conferences, KOLs, Communications, Advertising
Market Access / Payor Coverage	• Large insurers, PBM, National and Regional payers • Part D Coverage • Direct to Patient (DTP) • Contracting – Pricing/Analytics, Tiering/CoPay, Rebates, Admin Fees
Distribution (3PL)	• Wholesalers, Pharmacy Stocking Programs • GPOs, IDNs and Hospital Systems • ERP, O2C Systems

Rx DISTRIBUTION

INTEGRA
PHARMA SOLUTIONS

Distribution and Logistics Operations

Integra Pharma Solutions is the pharmaceutical supplier of choice for healthcare organizations of all sizes supplying pharmaceuticals nationwide.

- Currently in VAWD (Drug Distributor Accreditation) Pending Status
- Supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more
- Holds pharmaceuticals distributor licenses in 39 states

Key Takeaways

NASDAQ:SCNX

SCIENTURE HOLDINGS is a comprehensive pharmaceutical product company focused on providing enhanced value to patients, physicians and caregivers by offering novel specialty products to satisfy unmet market needs. Our products in development are across therapeutic areas, indications and cater to different market segments and channels.

Specialty Pharmaceuticals	Rx Distribution
Enhanced Value: Addressing underserved patients and indications through novel product concepts and innovation	**Broad Footprint**: Our expertise in the distribution of products extends all healthcare markets including Government Organizations, Hospitals, Clinics, and Independent Pharmacies nationwide
Deep Expertise: R&D, Product Development Research and Manufacturing know-how; Unique product pipeline and focused therapeutic area strategy	**Licensed:** holds pharmaceuticals distributor licenses in 39 states and supplies pharmaceuticals, diabetic supplies, veterinary, PPE products and more.
Robust Commercial Operations: Complete suite of Sales and Marketing to include Branding, Promotion, Market Access and Distribution	**Robust Platform:** Offers efficient solutions to manufacturers and distributors to further lower cost and increase pharmaceutical access.
Accomplished leadership and management team: with many years of multidisciplinary experience and deep market knowledge	**Experienced Management:** Management with several years of experience and part of the group since inception

Board of Directors



Suren Ajjarapu, Chairman of the Board

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University and an MBA from the University of South Florida and is also a graduate of the Venture Capital and Private Equity program at Harvard University.



Prashant Patel

Mr. Patel has served as a director, since our acquisition of TRxADE Group Inc. He is a registered pharmacist and pharmaceutical consultant with over twenty years of experience., He graduated from Nottingham University School of Pharmacy and and obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, UK.



Shankar Hariharan, Ph.D.

Over 35 years of experience in Pharmaceutical Industry. Involved with development and commercialization of Celexa® (>$2B), Lexapro® ($ 4B), Nemenda® (>$2B), Megace ES® (>$100M). He has founded and has held board positions in several branded and specialty pharmaceutical companies.



Narasimhan Mani, Ph.D., MBA

Experienced healthcare professional with over 25 years of experience in the pharmaceutical industry. He has held Executive Leadership, P&L responsibilities and Board positions in specialty and brand companies and has led across various product development initiatives and commercial launches (Ritalin®, Morphelan ®, Namenda XR® , Nucynta ER ®).



Donald G. Fell

An economist who formerly headed the Executive and Professional Education Center at the University of South Florida. He earned his undergraduate and graduate degrees in economics from Indiana State University and his ABD in economics from Illinois State University.



Subbarao Jayanthi

Over 20 years of strategic consulting and operational experience in the life sciences sector. He has previously held leadership positions at leading management consulting firms. He has undergraduate and graduate degrees in engineering along with an M.B.A. from Kellogg School of Management at Northwestern University.



Mayur Doshi

An entrepreneur with more than 25 years of experience in the pharmaceutical industry, in the areas of API and finished dosage form distribution. He is an investor in Stem cell research and Immunology and is also involved in SPAC and another public investments.

Contact Us

SCIENTURE HOLDINGS, INC.
2420 Brunello Trace
Lutz , FL 34558
(800) 261-0281

www.scienture.com

Appendix:

Consolidated Balance Sheet

Summary pro forma consolidated balance sheet data as of June 30, 2024
as of June 30, 2024

Cash	$	7,834,203
Notes receivable - related party		1,300,000
Current assets		12,259,139
Goodwill and intangibles		94,218,075
Investments		2,500,000
Total assets		109,242,882
Accounts payable and accrued liabilities		3,310,123
Warrant liability		1,631,974
Convertible notes		1,734,661
Development agreement liability		1,285,000
Stockholders' equity		101,014,847
Total liabilities and stockholders' equity	$	109,242,882

Appendix:

Income Statement

Summary pro forma consolidated income sheet data for YTD June 30, 2024

YTD June 30, 2024

Revenues	$	18,699
Gross profit		(703)
Research and development		1,520,947
General and administrative		8,025,000
Termination fee		1,285,000
Other operating expenses		1,872,377
Non-operating income (expense)		(1,485,475)
Net income (loss) - continuing operations		(14,189,502)
Net income (loss) - discontinued operations		27,670,294
Net income (loss)	$	13,480,792